UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report: January 7, 2004
(Date of earliest event reported)

Hawk Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-13797	34-1608156
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification Number)

200 Public Square, Suite 1500, Cleveland, Ohio 44114
(Address of principal executive offices including zip code)

(216) 861-3553
(Registrant’s telephone number, including area code)

200 Public Square, Suite 30-5000, Cleveland, Ohio 44114
(Former Address, if Changed Since Last Report)

ITEM 5.	OTHER EVENTS AND REQUIRED FD DISCLOSURE

On January 7, 2004 Hawk issued a press release announcing a strategic repositioning plan to focus on its two primary business segments, Friction Products and Precision Components. The press release has been posted to Hawk’s website www.hawk.com and a copy is also set forth in Exhibit 99.1.

ITEM 7.	FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)	Exhibits:
99.1 Hawk Corporation Press Release dated January 7, 2004

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 15, 2004	HAWK CORPORATION

	By:	/s/ Thomas A. Gilbride

Thomas A. Gilbride
Vice President – Finance
and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Hawk Corporation Press Release dated January 7, 2004.